UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 5, 2008

PINNACLE OIL & GAS GROUP, INC.

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(Exact Name of small business issuer as specified in its charter)

Wyoming

000-52965

applied for

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(State of Incorporation)   (Commission File No.)   (IRS Employer ID Number)

c/o Wyoming Corporate Services Inc., 2710 Thomes Ave., Cheyenne, WY, 82001

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(Address of principal executive offices)

(416) 907-1040

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(Registrant's telephone number, including area code)

Ashwood Acquisition Inc.

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

SUMMARY

Item 5.03 - Amendment to Articles of Incorporation

Effective March 31, 2008, the Corporation filed with the Wyoming Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The amendment changed the name of the corporation to "Pinnacle Oil & Gas Group, Inc.”.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

(a)  None

(b)  None

(c)  Exhibits

3.3

Certificate of Amendment of Incorporation dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/

      Shawn Pecore

      Director

Date: May 8, 2008